UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-4861

Fidelity Garrison Street Trust
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	October 31, 2009

Item 1. Schedule of Investments

Consolidated Quarterly Holdings Report

for

Fidelity® Commodity Strategy
Central Fund

October 31, 2009

1.901065.100

CRC-QTLY-1209

Consolidated Investments October 31, 2009 (Unaudited)

Showing Percentage of Net Assets

Commodity-Linked Notes - 3.1%
	Principal Amount	Value

Credit Suisse First Boston New York Branch Medium Term Note, one-month U.S. dollar LIBOR minus ..20% due 12/8/2010 (indexed to the Dow Jones-UBS Commodity Index Total Return, multiplied by 3) (a)(d)(f)
(Cost $5,000,000)

	$ 5,000,000	$ 4,665,279
U.S. Treasury Obligations - 7.3%

U.S. Treasury Bills, yield at date of purchase 0.07% to 0.15% 12/31/09 to 4/15/10 (b)(c) (Cost $10,996,948)	11,000,000	10,997,202
Money Market Funds - 92.1%
	Shares
Fidelity Cash Central Fund, 0.20% (e) (Cost $138,907,644)	138,907,644	138,907,644
Cash Equivalents - 0.0%
	Maturity Amount
Investments in repurchase agreements in a joint trading account at 0.06%, dated 10/30/09 due 11/2/09 (Collateralized by U.S. Government Obligations) # (Cost $47,000)	$ 47,000	47,000
TOTAL INVESTMENT PORTFOLIO - 102.5% (Cost $154,951,592)		154,617,125
NET OTHER ASSETS - (2.5)%		(3,735,379)
NET ASSETS - 100%		$ 150,881,746
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Commodity Futures
4 CBOT Corn Contracts	Dec. 2009	$ 73,200	$ (970)
2 CBOT Soybean Contracts	Jan. 2010	97,650	365
2 CBOT Soybean Oil Contracts	Jan. 2010	44,232	(1,378)
2 CBOT Wheat Contracts	Dec. 2009	49,425	(935)
1 CME Lean Hogs Contracts	Dec. 2009	22,680	515
2 CME Live Cattle Contracts	Dec. 2009	68,540	(1,150)
3 COMEX Copper Contracts	Dec. 2009	221,663	(3,278)
1 COMEX Gold Contracts	Dec. 2009	104,040	465
1 COMEX Silver Contracts	Dec. 2009	81,275	(1,405)
1 ICE Coffee Contracts	Nov. 2009	50,813	(324)
3 LME Aluminum Contracts	Jan. 2010	142,875	(5,856)
1 LME Nickel Contracts	Jan. 2010	109,500	(2,408)
1 LME Zinc Contracts	Jan. 2010	53,950	(3,865)
1 NYBOT Cotton No. 2 Contracts	Nov. 2009	33,820	290
3 NYBOT Sugar Contracts	March 2010	76,642	522
1 NYMEX Heating Oil Contracts	Jan. 2010	85,600	(3,029)
3 NYMEX Natural Gas Contracts	Dec. 2009	161,700	(7,125)
1 NYMEX RBOB Gasoline Contracts	Jan. 2010	83,215	(4,024)
4 NYMEX WTI Crude Contracts	Dec. 2009	310,560	(10,060)
TOTAL COMMODITY FUTURES CONTRACTS		$ 1,871,380	$ (43,650)

The face value of futures purchased as a percentage of net assets - 1.2%
Swap Agreements
	Expiration Date	Notional Amount	Value
Total Return Swaps
Receive a return equal to Dow Jones-UBS Commodity Index Total Return and pay a floating rate based on 3-month US auction rate T-Bill plus 20 basis points with Morgan Stanley Capital Group, Inc.	Dec. 2009	$ 15,000,000	$ 552,738
Receive a return equal to Dow Jones-UBS Commodity Index Total Return and pay a floating rate based on 3-month US auction rate T-Bill plus 16 basis points with UBS	Dec. 2009	15,000,000	51,548
Receive a return equal to Dow Jones-UBS Commodity Index Total Return and pay a floating rate based on 3-month US auction rate T-Bill plus 16 basis points with UBS	Dec. 2009	20,000,000	737,488
Receive a return equal to Dow Jones-UBS Commodity Index Total Return and pay a floating rate based on 3-month US auction rate T-Bill plus 20 basis points with Societe Generale	Dec. 2009	15,000,000	552,738
Receive a return equal to Dow Jones-UBS Commodity Index Total Return and pay a floating rate based on 3-month US auction rate T-Bill plus 20 basis points with Societe Generale	Jan. 2010	15,000,000	(335,311)
Receive a return equal to Dow Jones-UBS Commodity Index Total Return and pay a floating rate based on 3-month US auction rate T-Bill plus 22 basis points with Barclays Bank	Dec. 2009	15,000,000	552,549
Receive a return equal to Dow Jones-UBS Commodity Index Total Return and pay a floating rate based on 3-month US auction rate T-Bill with Morgan Stanley Capital Group, Inc.	Jan. 2010	18,000,000	(402,373)
Receive a return equal to Dow Jones-UBS Commodity Index Total Return and pay a floating rate based on 3-month US auction rate T-Bill with UBS	Jan. 2010	20,000,000	(447,015)
		$ 133,000,000	$ 1,262,362
Legend

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,665,279 or 3.1% of net assets.

(b) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $179,985.
(c) Security or a portion of the security has been segregated as collateral for open swap agreements. At the period end, the value of securities pledged amounted to $8,017,884.
(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(f) Security is linked to the Dow Jones-UBS Commodity Total Return Index. Securities do not guarantee any return of principal at maturity but instead, will pay at maturity or upon exchange, an amount based on the closing value of the Dow Jones-UBS Commodity Total Return Index. Although these instruments are primarily debt obligations, they indirectly provide exposure to changes in the value of the underlying commodities. Holders of the security have the right to exchange these notes at any time.

# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$47,000 due 11/02/09 at 0.06%
BNP Paribas Securities Corp.	$ 12,420
Credit Suisse Securities (USA) LLC	12,784
Deutsche Bank Securities, Inc.	4,098
HSBC Securities (USA), Inc.	1,863
ING Financial Markets LLC	3,726
J.P. Morgan Securities, Inc.	3,726
Mizuho Securities USA, Inc.	3,726
Societe Generale, New York Branch	4,657
$ 47,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 11,529
Other Affiliated Issuers
Consolidated Subsidiary	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Commodity Return Central Cayman Ltd.	$ -	$ 13,999,999	$ 2,500,004	$ -	$ 12,721,898
Other Information

The following is a summary of the inputs used, as of October 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section at the end of this listing.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
U.S. Government and Government Agency Obligations	$ 10,997,202	$ -	$ 10,997,202	$ -
Commodity-Linked Notes	4,665,279	-	4,665,279	-
Money Market Funds	138,907,644	138,907,644	-	-
Cash Equivalents	47,000	-	47,000	-
Total Investments in Securities:	$ 154,617,125	$ 138,907,644	$ 15,709,481	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 2,157	$ 2,157	$ -	$ -
Swap Agreements	2,447,061	-	2,447,061	-
Total Assets	$ 2,449,218	$ 2,157	$ 2,447,061	$ -
Liabilities
Futures Contracts	$ (45,807)	$ (45,807)	$ -	$ -
Swap Agreements	(1,184,699)	-	(1,184,699)	-
Total Liabilities	$ (1,230,506)	$ (45,807)	$ (1,184,699)	$ -
Total Derivative Instruments:	$ 1,218,712	$ (43,650)	$ 1,262,362	$ -
Income Tax Information

At October 31, 2009, the cost of investment securities for income tax purposes was $154,951,592. Net unrealized depreciation aggregated $334,467, of which $313 related to appreciated investment securities and $334,780 related to depreciated investment securities.

Investment in Subsidiary

The Fund may invest in commodity-linked derivative instruments through its investment in Fidelity Commodity Return Central Cayman Ltd., a wholly-owned subsidiary (the "Subsidiary"). The Subsidiary has the ability to invest in commodity-linked derivative instruments, consistent with the investment objective of the Fund. As of October 31, 2009, the Fund held $12,721,898 in the Subsidiary, representing 8.4% of the Fund's net assets. The Quarterly Holdings report has been consolidated and includes the accounts of the Fund and the Subsidiary.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. Valuation techniques of the Fund's major categories of assets and liabilities are as follows.

Debt securities, including restricted securities, are valued based on quotations received from dealers who make markets in such securities or by independent pricing services. For U.S. government and government agency obligations pricing services generally utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as available dealer supplied prices. For commodity-linked notes, pricing services generally consider the movement of an underlying commodity index as well as other terms of the contract including the leverage factor and any fee and/or interest components of the note.

Futures contracts are valued at the settlement price or official closing price established each day by the board of trade or exchange on which they are traded. Swaps are marked-to-market daily based on valuations from independent pricing services or dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities.

For additional information on the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

Quarterly Report

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.

Quarterly Report

Item 2. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the Fidelity Garrison Street Trust's (the "Trust") disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the Trust's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 3. Exhibits

Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Garrison Street Trust

By:	/s/John R. Hebble
John R. Hebble
President and Treasurer

Date:	December 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/John R. Hebble
John R. Hebble
President and Treasurer

Date:	December 30, 2009
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	December 30, 2009